GUARANTY AGREEMENT

This Guaranty Agreement (this “Guaranty Agreement” or this “Guaranty”), dated as of September 30, 2006, is made by Compliance Systems Corporation, a Nevada corporation (the “Guarantor”), in favor of Nascap Corp., a New York corporation (the “Lender”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in (i) the Promissory Note, dated September 30, 2006, made by Call Compliance, Inc., a New York corporation, as Maker (the “Borrower”) in favor of Lender, as Payee, as may be amended from time to time (the “Note”) and (ii) the Security Agreement dated as of September 30, 2006, by and between Borrower and the Lender, as may be amended from time to time (the “Security Agreement”).

WITNESSETH :

WHEREAS, on the date hereof Lender is simultaneously lending to Borrower the initial principal sum of $150,000 (the “Loan”), as evidenced by the Note; and

WHEREAS, the Guarantor will materially benefit directly and indirectly from the making of the Loan.

NOW, THEREFORE, in order to induce the Lender to accept the Note and Security Agreement and make the Loan, and in consideration of the mutual covenants and agreements contained herein, the Guarantor agrees as follows:

1.  GUARANTY. The Guarantor unconditionally, absolutely, continually and irrevocably guarantees to the Lender the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Borrower's Liabilities” means: (a) the Borrower's prompt payment in full, when due or declared due, now or at any time or times hereafter any amount or obligation owing, arising, due or payable from the Borrower to the Lender pursuant to the Note or the Security Agreement, including without limitation principal, interest, premium or fee (including, but not limited to, loan fees and attorneys' fees and expenses); and (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower pursuant to the Note or the Security Agreement. The Guarantor's obligations to the Lender under this Guaranty Agreement is hereinafter collectively referred to as the “Guarantor's Obligations”; provided, however, that the liability of the Guarantor individually, with respect to the Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Guarantor agrees that it is directly and primarily liable for the Borrower's Liabilities.

2.  PAYMENT. If the Borrower shall default in payment or performance of any Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, whether according to the terms of the Note or the Security Agreement, by acceleration, or otherwise, or upon the occurrence of any Event of Default under the Note or the Security Agreement that has not been cured or waived, then the Guarantor will, upon demand thereof by the Lender or its heirs, successors or assigns as of the date of the Lender’s demand, fully pay to the Lender, subject to any restriction set forth in Section 1 hereof, an amount equal to all Guarantor’s Obligations then due and owing.

3.  UNCONDITIONAL OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantor's Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Note or the Security Agreement and shall not be affected by any action taken under the Note or the Security Agreement or any other agreement between the Lender and the Borrower or any other party, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Borrower's Liabilities, or by the release or other disposal of any security for any of the Borrower's Liabilities, or by the dissolution of the Borrower or the combination or consolidation of the Borrower into or with another entity or any transfer or disposition of any assets of the Borrower or by any extension or renewal of the Note or Security Agreement, in whole or in part, or by any modification, alteration, amendment or addition of or to the Note or the Security Agreement, or any other agreement between the Lender and the Borrower or any other party, or by any other circumstance whatsoever (with or without notice to or knowledge of Guarantor) which may or might in any manner or to any extent vary the risks of Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or a guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

4.  CURRENCY AND FUNDS OF PAYMENT. Guarantor hereby guarantees that the Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of the Lender with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

5.  EVENTS OF DEFAULT.

In the event that (a) if, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Guarantor, or any of its respective shareholders shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due; (b) if a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Guarantor or any of its respective shareholders in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Guarantor or substantially all of its respective properties, or (iii) orders the liquidation of Guarantor and in each case the order or decree is not dismissed within sixty (60) days; (c) any money judgment, writ or warrant of attachment, or similar process in excess of Fifty Thousand Dollars ($50,000) in the aggregate shall be entered or filed against the Guarantor or any of its assets and/or properties which remains unpaid, unvacated, unbonded or unstayed for a period of thirty (30) or more days; (d) if Guarantor (i) is merged or consolidated with another entity without the prior written consent of the Lender (ii) is dissolved or ceases to exist as a corporation or (iii) whether in one or a series of transactions, sells or otherwise transfers more than fifty percent (50%) of its assets (other than inventory in the ordinary course of business), or in each of cases (i), (ii) or (iii) enters into an agreement to take such actions; (e) the Guarantor shall assert the invalidity or unenforceability of this Guaranty Agreement; (f) any representation or warranty made by the Guarantor in this Guaranty Agreement shall prove to have been false in any material respect when made; (g) there shall occur an Event of Default under the Note; (h) any default shall occur in the payment of amounts due hereunder; or (i) any covenant or agreement made by the Guarantor in this Guaranty Agreement (and not covered by (a)-(h) above) is breached, violated, or not complied with and not cured within ten (10) Business Days upon written notice to Guarantor (each of the foregoing an “Event of Default” hereunder); then notwithstanding any collateral that the Lender may possess from Borrower, at the Lender's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantor's Obligations shall immediately become due and payable.

6.  SUITS. The Guarantor from time to time shall pay to the Lender, on demand, at the Lender's address set forth in Section 16 hereof, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Lender may proceed to suit against Guarantor. At the Lender's election, one or more and successive or concurrent suits may be brought hereon by the Lender against any Guarantor, whether or not suit has been commenced against the Borrower, any other Guarantor or any other guarantor of the Borrower's Liabilities, or any other Person and whether or not the Lender or any Lender has taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities.

7.  SET-OFF AND WAIVER. Guarantor waives any right to assert against the Lender as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which Guarantor may now or at any time hereafter have against the Borrower or the Lender, without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to Guarantor. If at any time hereafter the Lender employs counsel for advice or other representation to enforce the Guarantor's Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by Guarantor to the Lender on demand.

8.  WAIVER; SUBROGATION.

(a)  Guarantor hereby waives notice of the following events or occurrences: (i) the Lender's acceptance of this Guaranty Agreement; (ii) the Lender's heretofore, now or from time to time hereafter loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Note or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) the Lender, or the Borrower heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Note or the Security Agreement; (iv) presentment, demand, default, non-payment, partial payment and protest; (v) the Lender heretofore, now or at any time hereafter granting to the Borrower (or any other party liable to the Lender on account of the Borrower's Liabilities) any indulgence or extensions of time of payment of the Borrower's Liabilities; and (vi) the Lender heretofore, now or at any time hereafter accepting from the Borrower, any other Guarantor, any other guarantor of the Borrower's Liabilities or any other Person, any partial payment or payments on account of the Borrower's Liabilities or any collateral securing the payment thereof or the Lender settling, subordinating, compromising, discharging or releasing the same. Guarantor agrees that the Lender may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Lender, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing Guarantor from the Guarantor's Obligations, and Guarantor hereby consents to each and all of the foregoing events or occurrences.

(b)  Guarantor hereby agrees that payment or performance by Guarantor of the Guarantor's Obligations under this Guaranty Agreement may be enforced by the Lender on behalf of the Lender upon demand by the Lender to Guarantor without the Lender being required, Guarantor expressly waiving any right it may have to require the Lender, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other guarantor of the Borrower's Liabilities, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE LENDER, AND THE PROVISIONS HEREOF ENFORCED BY THE LENDER, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE NOTE OR THE SECURITY AGREEMENT, or (ii) seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to the Lender by the Borrower, or any other Person on account of the Borrower's Liabilities or any guaranty thereof. The Lender shall not have any obligation to protect, secure or insure any of the foregoing security interests, liens or encumbrances on the properties or interests in properties subject thereto. The Guarantor’s Obligations shall in no way be impaired, affected, reduced, or released by reason of the Lender's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the foregoing, those acts, actions and things described in this Section 8.

(c)  Guarantor further agrees with respect to this Guaranty that Guarantor shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security for the Borrower's Liabilities until all of Guarantor’s Obligations and Borrower’s Obligations are paid and satisfied in full.

9.  EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date hereof and shall continue in full force and effect until all of Guarantor’s Obligations and Borrower’s Obligations are paid and satisfied in full. This Guaranty Agreement shall be binding upon and inure to the benefit of Guarantor, the Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Guarantor may not, without the prior written consent of the Lender, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Lender may at any time hereafter have against Guarantor under this Guaranty Agreement may be asserted by the Lender by written notice directed to Guarantor.

10.  REPRESENTATIONS AND WARRANTIES

(a)  Due Authorization; Effect of Transaction. Except as would not have an adverse affect on Lender’s rights under this Guaranty Agreement, no provision of Guarantor’s Certificate of Incorporation or By-Laws, or of any agreement, instrument, or any applicable law to which it is a named party or by which any it is bound has been, or will be violated by, (a) the execution by Guarantor this Note Agreement, or (b) the performance or satisfaction of any agreement or condition herein or therein contained upon its part to be performed or satisfied. All requisite corporate and other authorizations for such execution, delivery, performance, and satisfaction have been duly obtained. Upon execution and delivery by all of the parties thereto, this Guaranty Agreement will be a legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Guarantor is not in default in the performance, observance, or fulfillment of any of the terms or conditions of its Certificate of Incorporation or By-Laws. No consent, authorization, waiver by or filing with any governmental agency, administrative body or other third party is required in connection with the execution, delivery or performance of this Guaranty Agreement by Guarantor.

(b)  Solvency. Guarantor is not now insolvent nor will it be rendered insolvent by complying with the provisions contemplated by this Guaranty Agreement. As used in this section, “insolvent” means that the sum of the debts and other probable liabilities of Guarantor exceeds the present fair saleable value of its assets on a consolidated basis.

(c)  Organization and Corporate Power.  Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases properties, conducts operations, maintains a stock of goods, or is otherwise required to be qualified, except where the failure to so qualify and be in good standing would not have a material adverse effect on its financial condition, business, operations, properties, or assets. Guarantor has the requisite power and authority to (a) own or lease and operate its properties and (b) conduct its business as presently conducted.

(d)  Litigation and Claims. Guarantor represents and warrants that there are no actions, suits, proceedings or investigations pending or, to the knowledge of Guarantor, threatened against or affecting the Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Maker or which may materially adversely affect the financial condition, stockholders’ equity, contingent liabilities, prospects, material agreements, results of operations, properties, assets or business of the Guarantor, taken as a whole or the ability of the Guarantor to perform its obligations under this Guaranty Agreement.

11.  EXPENSES. Guarantor agrees to be liable for the payment of all reasonable fees and expenses, including attorney's fees, incurred by the Lender in connection with the enforcement of this Guaranty Agreement.

12.  REINSTATEMENT. Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Lender under the Note or this Guaranty Agreement is rescinded or must be restored for any reason.

13.  COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

14.  RELIANCE. Guarantor represents and warrants to the Lender that: (a) Guarantor has adequate means to obtain from Borrower, on a continuing basis, information concerning Borrower and Borrower's financial condition and affairs and has full and complete access to Borrower's books and records; (b) Guarantor is not relying on the Lender or any Lender, its or their employees, Lender or other representatives, to provide such information, now or in the future; (c) Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of Borrower and Borrower's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) Guarantor has not depended or relied on the Lender or any Lender, its or their employees, agent or representatives, for any information whatsoever concerning Borrower or Borrower's financial condition and affairs or other matters material to Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Guarantor agrees that the Lender has no duty or responsibility whatsoever, now or in the future, to provide to Guarantor any information concerning Borrower or Borrower's financial condition and affairs, other than as expressly provided herein, and that, if Guarantor receives any such information from the Lender, or its employees, agents or other representatives, Guarantor will independently verify the information and will not rely on the Lender, or its employees, agents or other representatives, with respect to such information.

15.  TERMINATION. This Guaranty Agreement and all obligations of the Guarantor hereunder shall terminate when all of Guarantor’s Obligations and Borrower’s Obligations are paid and satisfied in full.

16.  NOTICE. Any notice, demand, claim or other communication under this Guaranty Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid; telegraph; facsimile transmission (with proof of sending); or overnight courier to the following addresses (or to such other address as a party to receive such notice shall specify to the other parties hereto in accordance with the provisions of this section):

If to Lender:

Nascap Corp.
7 Purdue Road
Glen Cove, New York 11542

If to Guarantor:

Compliance Systems corporation
90 Pratt Oval
Glen Cove, New York 11542

All such notices and communications shall be deemed effective as follows: if mailed, on the third Business Day following deposit in the mail, or if by overnight courier, on the day following delivery to the courier; provided, that if such day is not a Business Day, such notice or communication shall be deemed effective on the next succeeding Business Day.

17.  APPLICABLE LAW; JURISDICTION; WAIVER OF JURY TRIAL

THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR HEREBY IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST GUARANTOR ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY AGREEMENT MAY BE INSTITUTED IN ANY STATE COURT OF GENERAL JURISDICTION LOCATED IN THE STATE AND COUNTY OF NEW YORK OR THE UNITED STATES FEDERAL COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND GUARANTOR HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF SUCH COURTS. MAKER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS ARISING OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY POSTAGE PREPAID CERTIFIED OR REGISTERED FIRST-CLASS MAIL, RETURN RECEIPT REQUESTED, TO GUARANTOR. THE FOREGOING, HOWEVER, SHALL NOT LIMIT THE RIGHT OF LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE ANY LEGAL ACTION OR PROCEEDING OR TO OBTAIN EXECUTION OF JUDGMENT IN ANY APPROPRIATE JURISDICTION. IN THE EVENT OF LITIGATION BETWEEN ANY PARTY OVER ANY MATTER CONNECTED WITH THIS AGREEMENT, THE RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED BY SUCH PARTIES.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Guaranty Agreement on the day and year first written above.

GUARANTOR: COMPLIANCE SYSTEMS CORPORATION

By
Name:
Title:

LENDER: NASCORP CORP.

By
Name:
Title: